SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 31, 2002


                              NORTH VALLEY BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         CALIFORNIA                    0-10652                 94-2751350
-------------------------------     -------------        ----------------------
(State or other jurisdiction of     (File Number)           (I.R.S. Employer
        incorporation)                                   identification number)




                    300 Park Marina Circle, Redding, CA 96001
              -----------------------------------------------------
              (Address of principal executive offices and zip code)



                                 (530) 226-2900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

         Item 5:  Other Events


         On July 31, 2002, the Registrant issued a Press Release which reported the authorization by the Board of Directors a new common stock repurchase program. The program calls for the repurchase of up to 3.0% of the Company's outstanding shares, or approximately 140,000 shares, based on approximately 4,665,000 shares outstanding as of this date. This repurchase program is the fifth such Plan announced since May of 2001. Pursuant to those repurchase plans, a total of 1,207,500 shares of common stock were repurchased by the Company.

         Item 7:  Financial Statements and Exhibits

                  (c)      Exhibits
                           --------

              (99.33)      News Release of North Valley Bancorp dated July 31,
                           2002.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NORTH VALLEY BANCORP


                                             By: /s/ Edward J. Czajka
                                                 --------------------------
                                                 Edward J. Czajka
                                                 Executive Vice President &
Dated:  July 31, 2002                            Chief Financial Officer